UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              ---------------

                                 FORM 8-K


                              CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange
                                Act of 1934

      Date of Report (Date of earliest event reported): March 2, 2012

                           BORDER MANAGEMENT, INC.

             (Exact name of small business issuer as specified
                              in its charter)

                     Commission file number: 333-139129



               Nevada                             20-5088293
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)                 Identification No.)

8618 Falls Road                                   20854
Potomac, Maryland


(Address of principal                          (Zip Code)
executive offices)

Issuer's telephone number, including area code: 703-623-3851

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 3.02
Unregistered Sales of Equity Securities.


On March 2, 2012, Bao Zhu Cao, Jun Ya Zhang, and Ye Zhang each purchased 7,000 common shares at US $0.476 per common share from Border Management, Inc.'s Treasury. The sale was exempt from registration because it was done under Regulation S. The sale was to non U.S. persons, consummated in China, and no selling effort was made by any U.S. based entity.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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SIGNATURE                TITLE                  DATE

Border Management, Inc.





/s/ Qi Sun            President, Director     March 2, 2012
-----------------
Qi Sun



/s/ Da Zhi Yan        Treasurer, Director     March 2, 2012
-----------------
Da Zhi Yan




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